                   SPECIAL WARRANTY DEED OF IMPROVEMENTS


              THIS SPECIAL WARRANTY DEED OF IMPROVEMENTS (this "Deed") is made this 24th day of February, 1995, from ROUSE-TEACHERS PROPERTIES, INC. (formerly known as McCormick Properties, Inc.), a Maryland corporation ("Grantor") to SN PROPERTIES, INC., a Maryland corporation ("Grantee").

              FOR AND IN consideration of the sum of Three Million and 00/100 Dollars ($3,000,000.00), and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantor hereby GRANTS, CONVEYS, and ASSIGNS to Grantee, its successors and assigns, in fee simple, all of Grantor's estate, right, title, and interest in and to all buildings, structures, and other improvements and fixtures located on the Land described on EXHIBIT A attached hereto and made a part hereof, including all fixtures, surface and subsurface improvements and foundations (the "Improvements").

              TOGETHER WITH all rights, alleys, ways, waters, easements, privileges, appurtenances, and advantages thereto belonging or in anywise appertaining.

              SUBJECT TO the terms and conditions of all matters set forth on EXHIBIT B hereto, including but without limitation, all matters of public record, easements and rights of way, and the Declaration of Covenants and Easements for Holabird Industrial Park dated June 6, 1979, by The Mayor and City Council of Baltimore, recorded among the Land Records of Baltimore City at WA Liber 3767, folio 589 (the "Protective Covenants") and the right, title, and interest of the Mayor and City Council of Baltimore (the "City") in the Land.

              TO HAVE AND TO HOLD the Improvements herein conveyed unto the Grantee, its successors and assigns, in fee simple, forever.

              Grantor covenants to warrant specially the Improvements and to execute such further assurances of the Improvements as may be requisite.

              Grantee joins in this Deed for the purpose of acknowledging its consent to the terms and conditions contained in the Protective Covenants.

              This Deed does not convey the Land described on EXHIBIT A or any interest therein and is subject to the right, title, and interest of the City in the Land.

              IN WITNESS WHEREOF, Grantor and Grantee have caused this Deed to be executed and ensealed, intending it to be a sealed instrument, by their duly authorized officers.

ATTEST:                                    ROUSE-TEACHERS PROPERTIES, INC.
                                           (formerly known as McCormick
                                           Properties, Inc.), a Maryland
                                           corporation



/s/GREGORY E. ZIMMERMAN                  By: /s/DUKE KASSOLIS          (SEAL)
- -----------------------                     --------------------------
Assistant Secretary                               Vice President






                      [SIGNATURES CONTINUE ON NEXT PAGE]

                                           SN PROPERTIES, INC., a Maryland
                                           corporation



 /s/JOHN H. NEWMAN                       By:/s/ VIRGINIA WALKER        (SEAL)
- -------------------------                   ----------------------------
[        ] Secretary                     Name: Virginia Walker
                                         Title: Vice President





                          [ACKNOWLEDGMENTS FOLLOW]

State of Maryland, Howard County, to wit:


              I HEREBY CERTIFY that on                , 199_, before me, a
Notary Public of the State of Maryland, personally appeared ____________________ who acknowledged himself to be a Vice President of Rouse-Teachers Properties, Inc. (formerly known as McCormick Properties, Inc.), a Maryland corporation (the "Corporation"), and that he, as such Vice President, being authorized so to do, executed the foregoing Deed for the purposes therein contained by signing, in my presence, the name of the Corporation by himself as Vice President, and certified that this conveyance is not part of a transaction in which there is a sale, lease, exchange or other transfer of all or substantially all of the property and assets of the Corporation.

              WITNESS my hand and Notarial Seal.


                                           -----------------------------------
                                           Notary Public
                                           My Commission Expires:



                [ACKNOWLEDGMENTS CONTINUE ON FOLLOWING PAGE]

State of California,           County, to wit:

              I HEREBY CERTIFY that on          , 199_, before me, a Notary
Public of the State of California, personally appeared
                  , who acknowledged himself to be a
of SN Properties, Inc., a Maryland corporation, and that he, as such, being authorized so to do, executed the foregoing Deed for the purposes therein contained by signing, in my presence, the name of the Corporation by
himself as             .

              WITNESS my hand and Notarial Seal.



                                           -----------------------------------
                                           Notary Public
                                           My commission expires:

              I HEREBY CERTIFY THAT I AM AN ATTORNEY ADMITTED BEFORE THE BAR OF the Court of Appeals of Maryland and that I prepared the foregoing Deed.


                                           -----------------------------------
                                                  Gregory E. Zimmerman

                                  EXHIBIT A

                           DESCRIPTION OF THE LAND


              Lot No. 2 of the Amended Final Subdivision of Lots 3A, 3B, 3C, and 3D Section 1 of Holabird Industrial Park recorded on February 3, 1995, among the Land Records of Baltimore City at Plat Pocket Folder SEB No. 3488.

                                  EXHIBIT B


                              TITLE EXCEPTIONS

       1. Rights of any parties in possession or as lessee of any unrecorded leases.

       2. Benefit charges assessed for water and sewer facilities and taxes not delinquent, including without limitation, all assessments and taxes for subsequent to the levy year 1994-1995, and all subsequent years.

       3. Applicable zoning and building restrictions and other laws, ordinances and regulations of governmental bodies having jurisdiction over the Improvements.

       4. Roads, ways, streams or easements if any not shown of record, riparian rights and the title to any filled-in lands.

       5. The terms, conditions, easements, setback lines and other criteria as shown on a plat entitled, "Subdivision Plan for McCormick Properties, Inc.," recorded among the Land Records of Baltimore City (the "Land Records") in SEB Plat Book No. 2825.

       6. The terms, conditions, easements, setback lines and other criteria as shown on a plat entitled, "Amended Final Subdivision of Lots 2, 3, 4 and 5 of
Section 1 Holabird Industrial Park," recorded among the Land Records in SEB plat 2819.

       7. The access easement as well as the cost of maintenance thereof and other terms, conditions, easements, setback lines and other criteria as shown on a plat entitled Amended Final Subdivision of Lots 3A, 3B, 3C and 3D, Section 1, Holabird Industrial Park dated November 16, 1990 and revised December 5, 1994 and December 6, 1994, recorded among the Land Records prior to this Deed.

       8. The legal operation and effect of a Right of Way Agreement from the Department of Housing and Community Development of Baltimore City to Baltimore Gas and Electric Company, dated October 6, 1981 and recorded among the Land Records in CWMjr Liber 4110, folio 526.

       9. The legal operation and effect of a Declaration of Covenants and Easements for Holabird Industrial Park dated June 6, 1979 by The Mayor and City Council of Baltimore, recorded among the Land Records in WA Liber 3767, folio 589.

    10. The legal operation and effect of a Quit Claim Deed from the United States of America to The Mayor and City Council of

Baltimore dated October 18, 1977, and recorded among the Land Records in RHB Liber 3535, folio 477.

    11. The legal operation and effect of an Agreement by and between the United States of America and The Mayor and City Council of Baltimore dated September 29, 1938 and recorded among the Land Records in MLP Liber 5869, folio 490, and amended by an Agreement by and between the United States of American and The Mayor and City Council of Baltimore dated November 29, 1940 and recorded among the Land Records in MLP Liber 6118, folio 433, and further amended by another Agreement by and between the same parties dated May 14, 1941 and recorded in MLP Liber 6177, folio 177.

    12. Declarations of Taking by United States of America dated June 23, 1941 and September 13, 1941.

             ASSIGNMENT OF LESSEE'S INTEREST UNDER GROUND LEASE


              THIS ASSIGNMENT OF LESSEE'S INTEREST UNDER GROUND LEASE (this "Assignment") is made this 22nd day of February, 1995, by ROUSE-TEACHERS PROPERTIES, INC., (formerly known as McCormick Properties, Inc.), a Maryland corporation ("Assignor") to SN PROPERTIES, INC., a Maryland corporation ("Assignee").

                                  RECITALS

              A. By Lease Agreement dated August 11, 1982, The Mayor and City Council of Baltimore (the "City") leased to McCormick Properties, Inc. ("McCormick") a certain parcel of land located at 6200 Freeport Avenue, Baltimore City, Maryland and more particularly described therein as the "Initial Parcel" for a term of thirty (30) years with five (5) ten (10) year renewal periods. The Lease Agreement was amended by a First Amendment to Lease Agreement dated September 27, 1989 (the "First Amendment"), and a Second Amendment to Lease (the "Second Amendment") dated of even date herewith (collectively, the "Ground Lease"). A copy of the Ground Lease is attached hereto and made a part hereof as EXHIBIT A.

              B. By subdivision plat recorded among the Land Records of Baltimore City prior to this Deed, the Initial Parcel has been subdivided and in the Second Amendment, Assignor and the City have amended the Ground Lease to reflect the change in the legal description of the Initial Parcel. A legal description of the Initial Parcel as subdivided is attached hereto and made a part hereof as EXHIBIT B.

              C. Under the terms of the Ground Lease, McCormick agreed to construct and lease a single story industrial building on the Initial Parcel (the "Building"). Assignor is the successor to McCormick and owns the Building in fee simple.

              D. By Lease Agreement dated September 30, 1985, amended on February 26, 1986, May 30, 1986, June 26, 1986, July 1, 1986, November 13, 1986,
August 7, 1987, and September 16, 1991, McCormick leased the Building to Nova Pharmaceutical Corporation ("Nova"), and Nova assigned the Lease Agreement to Scios Nova, Inc. ("Scios") by Assignment and Assumption Agreement of Lease Agreement dated October 1, 1992 (collectively, the "Lease").

              E. Under the Lease, Scios had an option to purchase the Building in fee simple and to purchase Assignor's interest under the Ground Lease. Assignee is a wholly-owned subsidiary of Scios. By Special Warranty Deed of Improvements of even date herewith, Assignor has conveyed the Building to Assignee (the "Deed").

              F. Assignor desires to assign all of its right, title and interest as lessee under the Ground Lease to Assignee and Assignee desires to accept such assignment and has agreed to assume all of Assignor's obligations under the Ground Lease, in accordance with this Assignment.

              NOW, THEREFORE, for and in consideration of the Recitals hereinabove set forth which are incorporated into the body of this Assignment, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

              1. ASSIGNMENT. Assignor hereby assigns, transfers and conveys to Assignee all of Assignor's right, title and interest as lessee under the Ground Lease. Assignee hereby accepts said assignment and hereby agrees to be bound by all of the terms and provisions of the Ground Lease.

              2. ASSUMPTION. Assignee hereby assumes and agrees to be bound by and to perform all of the agreements, covenants, and obligations of Assignor as lessee under the Ground Lease. Assignee shall make all payments of rent, additional rent, and all other sums sue under the Ground Lease in accordance with the terms of the Ground Lease and shall send the same directly to the City as provided in the Ground Lease.

              3. INDEMNIFICATION. Scios and Assignee hereby indemnify and hold Assignor harmless from and against any loss, claim, damage, or expense, including reasonable attorney's fees, which Assignor may suffer, incur, or expend, arising out of any failure on the part of Assignee to perform fully its obligations hereunder.

              4. REPRESENTATIONS OF ASSIGNOR. Assignor hereby represents to Assignee as follows:

                      4.1. The Ground Lease comprises the Original Lease, the First Amendment, and the Second Amendment, and the same is in full force and has not been further modified, amended, supplemented, extended, or renewed.

                      4.2. To the actual knowledge of Assignor, there exists no default under the Ground Lease on the part of either Assignor or the City.

              5. BROKER'S INDEMNIFICATION. Assignor and Assignee each warrant to the other that it has not employed the services of any real estate broker with respect to this Assignment or the sale of the Building and has not assumed any obligation for the payment of any brokerage commissions on the sale. Each party agrees to indemnify and hold the other harmless from and against all claims of any person, firm or corporation claiming any brokerage commission, finder's fee or similar compensation based upon any alleged negotiation or dealings with that party contrary to the foregoing representations. The representations and agreement made in this paragraph shall survive the closing and the conveyance of the Building by the Deed and this Assignment.

              6. SUCCESSOR AND ASSIGNS. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successor and assigns and all references to "Assignor" and "Assignee" shall include the respective successors and assigns of each party.

              7. GOVERNING LAW. This Assignment shall be governed by and construed in accordance with the laws of the State of Maryland.

              8. PROTECTIVE COVENANTS. Assignee acknowledges that it will be bound by the terms and conditions of the Declaration of Covenants and Easements for Holabird Industrial Park dated June 6, 1979 by The Mayor and City Council of Baltimore and recorded among the Land Records of Baltimore City at WA Liber 3767, folio 589.

              9. COUNTERPARTS. This Assignment may be executed in several counterparts, each of which shall be an original, but all of which shall constitute one instrument.

              IN WITNESS WHEREOF, the parties hereto have set their hands and seals, intending this to be a sealed instrument, as of the day and year first above-written.

ATTEST:                                    ROUSE-TEACHERS PROPERTIES,
                                           INC. (formerly known as
                                           McCormick Properties, Inc.),
                                           a Maryland corporation


/S/ GREGORY E. ZIMMERMAN                 By: /S/DUKE KASSOLIS   (SEAL)
- ------------------------                    --------------------------
Assistant Secretary                        Vice President



                    [SIGNATURES CONTINUE ON FOLLOWING PAGE]

                                           SN PROPERTIES, INC., a Maryland
                                           corporation


                           By:                                     (SEAL)
- ------------------            ------------------------------------
[       ] Secretary                        Name:
                                                  Title:


                                          SCIOS NOVA, INC., a Delaware
                                           corporation


                           By:                                        (SEAL)
- ----------------              ---------------------------------------
[       ] Secretary                        Name:
                                                  Title:

                           [ACKNOWLEDGMENTS FOLLOW]

State of Maryland, Howard County, to wit:

              I HEREBY CERTIFY that on            , 199_, before me, a Notary
Public of the State of Maryland, personally appeared _______________________, who acknowledged himself to be a Vice President of Rouse-Teachers Properties, Inc., (formerly known as McCormick Properties, Inc.), a Maryland corporation, and that he, as such Vice President, being authorized so to do, executed the foregoing Deed for the purposes therein contained by signing, in my presence, the name of the Corporation by himself as Vice President, and certified that this conveyance is not part of a transaction in which there is a sale, lease, exchange or other transfer of all or substantially all of the property and assets of the Corporation.

              WITNESS my hand and Notarial Seal.



                                           -----------------------------------
                                           Notary Public
                                           My Commission Expires:

                   [ACKNOWLEDGMENTS CONTINUE ON NEXT PAGE]

State of California,           County, to wit:

              I HEREBY CERTIFY that on            , 199_, before me, a Notary
Public of the State of California, personally appeared          , who
acknowledged himself to be             of SN Properties, Inc., a Maryland
corporation, and that he, as such               being authorized so to do,
executed the foregoing Deed for the purposes therein contained by signing, in my
presence, the name of the Corporation by himself as             .

              WITNESS my hand and Notarial Seal.



                                           -----------------------------------
                                               Notary Public

                                           My Commission Expires:

                   [ACKNOWLEDGMENTS CONTINUE ON NEXT PAGE]

State of California,           County, to wit:

              I HEREBY CERTIFY that on            , 199_, before me, a Notary
Public of the State of California, personally appeared
, who acknowledged himself to be             of Scios Nova, Inc., a Delaware
corporation, and that he, as such               being authorized so to do,
executed the foregoing Deed for the purposes therein contained by signing, in my
presence, the name of the Corporation by himself as             .

              WITNESS my hand and Notarial Seal.



                                           -----------------------------------
                                               Notary Public

                                           My Commission Expires:

                            CONSENT OF LANDLORD


              The Mayor and City Council of Baltimore sign below to evidence their consent to the provisions of the foregoing Assignment of Lessee's Interest Under Ground Lease and hereby acknowledge that Assignor has paid all rent due and has performed all terms to be performed by tenant under the Ground Lease through the date hereof, hereby release Assignor from its obligations under the Ground Lease, and hereby agree to hold Assignee solely liable for the terms, covenants, and conditions to be performed by the tenant under the Ground Lease from and after the date hereof.


ATTEST:                                    THE MAYOR AND CITY COUNCIL OF
                                           BALTIMORE


  /S/G. LOUISE GREEN                     By:   /S/
- ---------------------------                 ----------------------------------



Approved:                                  Approved as to form and legal
                                           sufficiency:

BALTIMORE DEVELOPMENT
CORPORATION

By:   /S/                                By:   /S/
    -----------------------                 ----------------------------------
    Name:                                      Assistant City Solicitor
    Title:

Approved:

BOARD OF ESTIMATES

  /S/SHIRLEY WILLIAMS
- -------------------------------
Clerk

                                  EXHIBIT B

                           DESCRIPTION OF THE LAND


              Lot No. 2 of the Amended Final Subdivision of Lots 3A, 3B, 3C, and 3D Section 1 of Holabird Industrial Park